UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 26, 2011
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Other Jurisdiction of Incorporation)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)

118-29 Queens Boulevard, Forest Hills, New York (Address of principal executive offices)	11375 (Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
SIGNATURE

Item 5.07. Submission of Matters to a Vote of Security Holders.
JetBlue Airways Corporation (“JetBlue”) previously reported the voting results from its 2011 Annual Meeting of Shareholders on a Form 8-K filed June 1, 2011. In connection with the Annual Meeting, the Board of Directors of the Company had recommended that stockholders vote to hold future advisory votes to approve the compensation of the Company’s named executive officers on an annual basis. In light of such recommendation and considering the strong support for an annual vote as reflected in the voting results, the Board, on September 15, 2011, determined that the Company will hold future advisory votes to approve the compensation of the Company’s named executive officers annually until the matter is again submitted to the Company’s stockholders for a vote.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: September 19, 2011	By:	/s/ Donald Daniels
Vice President, Controller and
Chief Accounting Officer (Principal Accounting Officer)